Exhibit 99.1

www.nortel.com

FOR IMMEDIATE RELEASE	February 1, 2005

For more information:

Media	Investors
Tina Warren	(888) 901-7286
(905) 863-4702	(905) 863-6049
tinawarr@nortelnetworks.com	investor@nortelnetworks.com

Nortel Provides Status Update
Nortel Files First and Second Quarter 2004 Financial Statements

TORONTO – Nortel Networks* Corporation [NYSE/TSX:NT] and its principal operating subsidiary, Nortel Networks Limited (“NNL”), today provided a status update pursuant to the alternative information guidelines of the Ontario Securities Commission. These guidelines contemplate that the Company and NNL will normally provide bi-weekly updates on their affairs until such time as they are current with their filing obligations under Canadian securities laws.

The Company and NNL reported that there have been no material developments in the matters reported in their status updates of June 2, 2004 through January 18, 2005 and the Company’s press release “Nortel Appoints Peter Currie as Chief Financial Officer” dated January 27, 2005, with the exception of the matters described below.

First and Second Quarters of 2004

The Company and NNL have filed their unaudited financial statements for the first and second quarters of 2004 prepared in accordance with United States generally accepted accounting principles, and related Quarterly Reports on Form 10-Q and corresponding Canadian filings. Annexed to this press release is certain selected financial information of the Company for such quarterly periods prepared in accordance with United States generally accepted accounting principles.

The Company’s and NNL’s next bi-weekly status update is expected to be released during the week of February 14, 2005.

************************

About Nortel

Nortel is a recognized leader in delivering communications capabilities that enhance the human experience, ignite and power global commerce, and secure and protect the world’s most critical information. Serving both service provider and enterprise customers, Nortel delivers innovative technology solutions encompassing end-to-end broadband, Voice over IP, multimedia services and applications, and wireless broadband designed to help people solve the world’s greatest challenges. Nortel does business in more than 150 countries. For more information, visit Nortel on the Web at www.nortel.com. For the latest Nortel news, visit www.nortel.com/news.

Certain information included in this press release is forward-looking and is subject to important risks and uncertainties. The results or events predicted in these statements may differ materially from actual results or events. Factors which could cause results or events to differ from current expectations include, among other things: the outcome of regulatory and criminal investigations and civil litigation actions related to Nortel’s restatements and the impact any resulting legal judgments, settlements, penalties and expenses could have on

Nortel’s results of operations, financial condition and liquidity; the findings of Nortel’s independent review and implementation of recommended remedial measures; the outcome of the independent review with respect to revenues for specific identified transactions, which review will have a particular emphasis on the underlying conduct that led to the initial recognition of these revenues; the restatement or revisions of Nortel’s previously announced or filed financial results and resulting negative publicity; the existence of material weaknesses in Nortel’s internal controls over financial reporting; the impact of Nortel’s and NNL’s failure to timely file their financial statements and related periodic reports, including breach of its support facility and public debt obligations and Nortel’s inability to access its shelf registration statement filed with the United States Securities and Exchange Commission (“SEC”); ongoing SEC reviews, which may result in changes to our public filings; the potential delisting or suspension of Nortel’s and NNL’s publicly traded securities; the impact of management changes, including the termination for cause of Nortel’s former CEO, CFO and Controller in August 2004; the sufficiency of Nortel’s restructuring activities, including the work plan announced on August 19, 2004 as updated on September 30, 2004, including the potential for higher actual costs to be incurred in connection with restructuring actions compared to the estimated costs of such actions; cautious or reduced spending by Nortel’s customers; fluctuations in Nortel’s operating results and general industry, economic and market conditions and growth rates; fluctuations in Nortel’s cash flow, level of outstanding debt and current debt ratings; Nortel’s ability to recruit and retain qualified employees; the use of cash collateral to support Nortel’s normal course business activities; the dependence on Nortel’s subsidiaries for funding; the impact of Nortel’s defined benefit plans and deferred tax assets on results of operations and Nortel’s cash flow; the adverse resolution of class actions, litigation in the ordinary course of business, intellectual property disputes and similar matters; Nortel’s dependence on new product development and its ability to predict market demand for particular products; Nortel’s ability to integrate the operations and technologies of acquired businesses in an effective manner; the impact of rapid technological and market change; the impact of price and product competition; barriers to international growth and global economic conditions, particularly in emerging markets and including interest rate and currency exchange rate fluctuations; the impact of rationalization in the telecommunications industry; changes in regulation of the Internet; the impact of the credit risks of Nortel’s customers and the impact of customer financing and commitments; stock market volatility generally and as a result of acceleration of the settlement date or early settlement, which is currently not available, of Nortel’s forward purchase contracts; the impact of Nortel’s supply and outsourcing contracts that contain delivery and installation provisions, which, if not met, could result in the payment of substantial penalties or liquidated damages; and the future success of Nortel’s strategic alliances. For additional information with respect to certain of these and other factors, see the most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q filed by Nortel with the SEC. Unless otherwise required by applicable securities laws, Nortel disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

-end-

*Nortel, the Nortel logo and the Globemark are trademarks of Nortel.

NORTEL NETWORKS CORPORATION
Consolidated Statements of Operations (unaudited)

	March 31,	March 31,
(US GAAP; millions of U.S. dollars, except per share amounts)	2004	2003

		As restated

Revenues	$2,444	$2,298
Cost of revenues	1,391	1,403

Gross profit	1,053	895

Selling, general and administrative expense	542	490
Research and development expense	471	477
Amortization of acquired technology and other	3	33
Deferred stock option compensation	–	9
Special charges	7	140
(Gain) loss on sale of businesses and assets	–	(1)

Operating earnings (loss)	30	(253)

Other income — net	86	94
Interest expense
Long-term debt	(44)	(46)
Other	(8)	(8)

Earnings (loss) from continuing operations before income taxes, minority interests and equity in net loss of associated companies	64	(213)
Income tax benefit (expense)	9	26

	73	(187)
Minority interests — net of tax	(14)	(25)
Equity in net loss of associated companies — net of tax	(1)	(22)

Net earnings (loss) from continuing operations	58	(234)
Net earnings (loss) from discontinued operations — net of tax	1	122

Net earnings (loss) before cumulative effect of accounting change	59	(112)
Cumulative effect of accounting change — net of tax	–	(12)

Net earnings (loss)	$59	$(124)

Basic earnings (loss) per common share
- from continuing operations	$0.01	$(0.06)
- from discontinued operations	0.00	0.03

Basic earnings (loss) per common share	$0.01	$(0.03)

Diluted earnings (loss) per common share
— from continuing operations	$0.01	$(0.06)
— from discontinued operations	0.00	0.03

Diluted earnings (loss) per common share	$0.01	$(0.03)

Please refer to our Quarterly Report on Form 10-Q for the quarter ended March 31, 2004 including the notes to the unaudited consolidated financial statements.

NORTEL NETWORKS CORPORATION
Consolidated Balance Sheets (unaudited)

	March 31,	December 31,
(US GAAP; millions of U.S. dollars)	2004	2003

ASSETS
Current assets
Cash and cash equivalents	$3,599	$3,997
Restricted cash and cash equivalents	62	63
Accounts receivable — net	2,397	2,505
Inventories — net	1,246	1,190
Income taxes recoverable	85	90
Deferred income taxes — net	400	369
Other current assets	314	315

Total current assets	8,103	8,529

Investments	217	244
Plant and equipment — net	1,598	1,656
Goodwill	2,303	2,305
Intangible assets — net	82	86
Deferred income taxes — net	3,336	3,397
Other assets	384	374

Total assets	$16,023	$16,591

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Notes payable	$13	$17
Trade and other accounts payable	822	861
Payroll and benefit-related liabilities	523	764
Contractual liabilities	487	530
Restructuring	161	206
Other accrued liabilities	2,336	2,505
Long-term debt due within one year	23	119

Total current liabilities	4,365	5,002

Long-term debt	3,883	3,891
Deferred income taxes — net	169	191
Other liabilities	2,962	2,945

Total liabilities	11,379	12,029

Minority interests in subsidiary companies	623	617

Commitments and contingencies

SHAREHOLDERS’ EQUITY
Common shares, without par value — Authorized shares: unlimited; Issued and outstanding shares: 4,272,674,456 as of March 31, 2004 and 4,166,714,475 as of December 31, 2003	33,840	33,674
Additional paid-in capital	3,220	3,341
Accumulated deficit	(32,473)	(32,532)
Accumulated other comprehensive loss	(566)	(538)

Total shareholders’ equity	4,021	3,945

Total liabilities and shareholders’ equity	$16,023	$16,591

Please refer to our Quarterly Report on Form 10-Q for the quarter ended March 31, 2004 including the notes to the unaudited consolidated financial statements.

NORTEL NETWORKS CORPORATION
Consolidated Statements of Cash Flows (unaudited)

	March 31,	March 31,
(US GAAP; millions of U.S. dollars)	2004	2003

		As restated

Cash flows from (used in) operating activities
Net earnings (loss) from continuing operations	$58	$(234)
Adjustments to reconcile net earnings (loss) from continuing operations to net cash from (used in) operating activities, net of effects from acquisitions and divestitures of businesses:
Amortization and depreciation	90	150
Non-cash portion of special charges and related asset write downs	–	18
Equity in net loss of associated companies	1	22
Current and deferred stock option compensation	15	14
Deferred income taxes	(4)	(10)
Other liabilities	60	12
Gain on repurchases of outstanding debt securities	–	(4)
(Gain) loss on sale or write down of investments and businesses	(33)	6
Other — net	(136)	(146)
Change in operating assets and liabilities	(391)	74

Net cash from (used in) operating activities of continuing operations	(340)	(98)

Cash flows from (used in) investing activities
Expenditures for plant and equipment	(43)	(22)
Proceeds on disposals of plant and equipment	5	6
Acquisitions of investments and businesses — net of cash acquired	(3)	(2)
Proceeds on sale of investments and businesses	55	7

Net cash from (used in) investing activities of continuing operations	14	(11)

Cash flows from (used in) financing activities
Increase (decrease) in notes payable — net	(3)	(13)
Repayments of long-term debt	(97)	(43)
Repayments of capital leases payable	(3)	(3)
Dividends paid by subsidiaries to minority interests	(9)	(8)
Issuance of common shares	30	–

Net cash from (used in) financing activities of continuing operations	(82)	(67)

Effect of foreign exchange rate changes on cash and cash equivalents	13	18

Net cash from (used in) continuing operations	(395)	(158)
Net cash from (used in) discontinued operations	(3)	301

Net increase (decrease) in cash and cash equivalents	(398)	143
Cash and cash equivalents at beginning of period	3,997	3,790

Cash and cash equivalents at end of period	$3,599	$3,933

Please refer to our Quarterly Report on Form 10-Q for the quarter ended March 31, 2004 including the notes to the unaudited consolidated financial statements.

Segment revenues — Q1 2004

The following table summarizes our unaudited revenues for the three months ended March 31, 2004 and 2003, respectively, by segment:

	For the three months ended March 31,
(US GAAP; millions of U.S. dollars)	2004	2003	$ Change	% Change

Wireless Networks	$1,225	$869	$356	41
Enterprise Networks	534	588	(54)	(9)
Wireline Networks	439	515	(76)	(15)
Optical Networks	245	317	(72)	(23)
Other (a)	1	9	(8)	(89)

Consolidated	$2,444	$2,298	$146	6

(a)	“Other” represented miscellaneous business activities and corporate functions.

Geographic revenues

The following table summarizes our geographic unaudited revenues based on the location of the customer:

	For the three months ended March 31,
(US GAAP; millions of U.S. dollars)	2004	2003	$ Change	% Change

United States	$1,217	$1,163	$54	5
EMEA (a)	596	579	17	3
Canada	154	131	23	18
Asia Pacific	347	303	44	15
CALA (b)	130	122	8	7

Consolidated	$2,444	$2,298	$146	6

(a)	The Europe, Middle East and Africa region, or EMEA.
(b)	The Caribbean and Latin America region, or CALA.

Please refer to our Quarterly Report on Form 10-Q for the quarter ended March 31, 2004 including the notes to the unaudited consolidated financial statements.

NORTEL NETWORKS CORPORATION
Consolidated Statements of Operations (unaudited)

	Three months ended June 30,		Six months ended June 30,
(US GAAP; millions of U.S. dollars, except per share amounts)	2004	2003	2004	2003

		As restated		As restated

Revenues	$2,590	$2,285	$5,034	$4,583
Cost of revenues	1,535	1,403	2,926	2,806

Gross profit	1,055	882	2,108	1,777

Selling, general and administrative expense	542	441	1,084	931
Research and development expense	493	508	964	985
Amortization of acquired technology and other	2	33	5	66
Deferred stock option compensation	–	6	–	15
Special charges	(1)	(22)	6	118
(Gain) loss on sale of businesses and assets	(75)	12	(75)	11

Operating earnings (loss)	94	(96)	124	(349)

Other income (expense) — net	(18)	60	68	154
Interest expense
Long-term debt	(43)	(45)	(87)	(91)
Other	(7)	(6)	(15)	(14)

Earnings (loss) from continuing operations before income taxes, minority interests and equity in net loss of associated companies	26	(87)	90	(300)
Income tax benefit (expense)	(7)	14	2	40

	19	(73)	92	(260)
Minority interests — net of tax	(8)	(17)	(22)	(42)
Equity in net loss of associated companies — net of tax	(1)	(3)	(2)	(25)

Net earnings (loss) from continuing operations	10	(93)	68	(327)
Net earnings (loss) from discontinued operations — net of tax	6	(8)	7	114

Net earnings (loss) before cumulative effect of accounting change	16	(101)	75	(213)
Cumulative effect of accounting change — net of tax	–	–	–	(12)

Net earnings (loss)	$16	$(101)	$75	$(225)

Basic earnings (loss) per common share
— from continuing operations	$0.00	$(0.02)	$0.02	$(0.08)
— from discontinued operations	0.00	(0.00)	0.00	0.03

Basic earnings (loss) per common share	$0.00	$(0.02)	$0.02	$(0.05)

Diluted earnings (loss) per common share
— from continuing operations	$0.00	$(0.02)	$0.02	$(0.08)
— from discontinued operations	0.00	(0.00)	0.00	0.03

Diluted earnings (loss) per common share	$0.00	$(0.02)	$0.02	$(0.05)

Please refer to our Quarterly Report on Form 10-Q for the quarter ended June 30, 2004 including the notes to the unaudited consolidated financial statements.

NORTEL NETWORKS CORPORATION
Consolidated Balance Sheets (unaudited)

	June 30,	December 31,
(US GAAP; millions of U.S. dollars)	2004	2003

ASSETS
Current assets
Cash and cash equivalents	$3,709	$3,997
Restricted cash and cash equivalents	52	63
Accounts receivable — net	2,387	2,505
Inventories — net	1,282	1,190
Income taxes recoverable	86	90
Deferred income taxes — net	407	369
Other current assets	331	315

Total current assets	8,254	8,529

Investments	156	244
Plant and equipment — net	1,540	1,656
Goodwill	2,301	2,305
Intangible assets — net	77	86
Deferred income taxes — net	3,272	3,397
Other assets	337	374

Total assets	$15,937	$16,591

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Notes payable	$31	$17
Trade and other accounts payable	901	861
Payroll and benefit-related liabilities	485	764
Contractual liabilities	486	530
Restructuring	124	206
Other accrued liabilities	2,457	2,505
Long-term debt due within one year	21	119

Total current liabilities	4,505	5,002

Long-term debt	3,862	3,891
Deferred income taxes — net	163	191
Other liabilities	2,843	2,945

Total liabilities	11,373	12,029

Minority interests in subsidiary companies	621	617

Commitments and contingencies

SHAREHOLDERS’ EQUITY
Common shares, without par value — Authorized shares: unlimited; Issued and outstanding shares:
4,272,671,213 as of June 30, 2004 and 4,166,714,475 as of December 31, 2003	33,840	33,674
Additional paid-in capital	3,241	3,341
Deferred stock option compensation	–	–
Accumulated deficit	(32,457)	(32,532)
Accumulated other comprehensive loss	(681)	(538)

Total shareholders’ equity	3,943	3,945

Total liabilities and shareholders’ equity	$15,937	$16,591

Please refer to our Quarterly Report on Form 10-Q for the quarter ended June 30, 2004 including the notes to the unaudited consolidated financial statements.

NORTEL NETWORKS CORPORATION
Consolidated Statements of Cash Flows (unaudited)

	Six months ended June 30,
(US GAAP; millions of U.S. dollars)	2004	2003

		As restated

Cash flows from (used in) operating activities
Net earnings (loss) from continuing operations	$68	$(327)
Adjustments to reconcile net earnings (loss) from continuing operations to net cash from (used in) operating activities, net of effects from acquisitions and divestitures of businesses:
Amortization and depreciation	171	285
Non-cash portion of special charges and related asset write downs	–	39
Equity in net loss of associated companies	2	25
Current and deferred stock option compensation	36	27
Deferred income taxes	(2)	(12)
Other liabilities	113	47
Gain on repurchases of outstanding debt securities	–	(4)
(Gain) loss on sale or write down of investments and businesses	(109)	20
Other — net	(212)	(321)
Change in operating assets and liabilities	(314)	399

Net cash from (used in) operating activities of continuing operations	(247)	178

Cash flows from (used in) investing activities
Expenditures for plant and equipment	(102)	(64)
Proceeds on disposals of plant and equipment	10	21
Acquisitions of investments and businesses — net of cash acquired	(6)	(2)
Proceeds on sale of investments and businesses	132	8

Net cash from (used in) investing activities of continuing operations	34	(37)

Cash flows from (used in) financing activities
Increase (decrease) in notes payable — net	15	(14)
Proceeds from long-term debt	–	–
Repayments of long-term debt	(98)	(94)
Repayments of capital leases payable	(8)	(6)
Dividends paid by subsidiaries to minority interests	(16)	(17)
Issuance of common shares	30	–

Net cash from (used in) financing activities of continuing operations	(77)	(131)

Effect of foreign exchange rate changes on cash and cash equivalents	(9)	78

Net cash from (used in) continuing operations	(299)	88
Net cash from (used in) discontinued operations	11	324

Net increase (decrease) in cash and cash equivalents	(288)	412

Cash and cash equivalents at beginning of period	3,997	3,790

Cash and cash equivalents at end of period	$3,709	$4,202

Please refer to our Quarterly Report on Form 10-Q for the year ended June 30, 2004 including the notes to the unaudited consolidated financial statements.

Segment revenues — Q2 2004

The following table summarizes our unaudited revenues for the three months and six months ended June 30, 2004 and 2003, respectively, by segment:

(US GAAP; millions	For the three months ended June 30,				For the six months ended June 30,
of U.S. dollars)	2004	2003	$ Change	% Change	2004	2003	$ Change	% Change

Wireless Networks	$1,281	$973	$308	32	$2,506	$1,842	$664	36
Enterprise Networks	578	517	61	12	1,112	1,105	7	1
Wireline Networks	444	495	(51)	(10)	883	1,010	(127)	(13)
Optical Networks	280	288	(8)	(3)	525	605	(80)	(13)
Other (a)	7	12	(5)	(42)	8	21	(13)	(62)

Consolidated	$2,590	$2,285	$305	13	$5,034	$4,583	$451	10

(b)  “Other” represented miscellaneous business activities and corporate functions.

Geographic revenues

The following table summarizes our geographic unaudited revenues based on the location of the customer:

(US GAAP; millions	For the three months ended June 30,				For the six months ended June 30,
of U.S. dollars)	2004	2003	$ Change	% Change	2004	2003	$ Change	% Change

United States	$1,322	$1,145	$177	15	$2,539	$2,308	$231	10
EMEA (a)	643	556	87	16	1,239	1,135	104	9
Canada	137	134	3	2	291	265	26	10
Asia Pacific	330	329	1	0	677	632	45	7
CALA (b)	158	121	37	31	288	243	45	19

Consolidated	$2,590	$2,285	$305	13	$5,034	$4,583	$451	10

(a)  The Europe, Middle East and Africa region, or EMEA.

(b)  The Caribbean and Latin America region, or CALA.

Please refer to our Quarterly Report on Form 10-Q for the quarter ended June 30, 2004 including the notes to the unaudited consolidated financial statements.

Nortel Networks Corporation Reported Unaudited Results Compared to Previously Announced Estimates

The table below sets forth selected unaudited results for the first and second quarters of 2004 as compared to previously announced unaudited estimates for such periods.

(US GAAP; billions of U.S. dollars, except per share amounts)

	Previously Announced Estimates		As Reported in Form 10-Q
	Q1 2004	Q2 2004	Q1 2004	Q2 2004

Revenue	2.46	2.59	2.444	2.590

Gross Margin $	1.05	1.05	1.053	1.055
%	43%	41%	43%	41%
SG&A
	1.02	1.04	1.013	1.035
R&D

(L)EPS Cont. Ops.	0.00	0.00	0.01	0.00
(L)EPS Disc. Ops.	0.00	0.00	0.00	0.00
(L)EPS	0.00	0.00	0.01	0.00

Cash at end of period	3.6	3.7	3.599	3.709